UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 30, 2011

AMERICAN STANDARD ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54471	20-2791397
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4800 North Scottsdale Road, Suite 1400, Scottsdale, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 371-1929

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2011, American Standard Energy Corp. (the “Company”) entered into amendment agreements with each of Scott Feldhacker, the Company’s Chief Executive Officer (the “CEO,” and such amendment agreement, the “CEO Amendment”); Richard MacQueen, the Company’s President (the “President,” and such amendment agreement, the “President Amendment”); and Scott Mahoney, the Company’s Chief Financial Officer (the “CFO,” and such amendment agreement, the “CFO Amendment”).

The CEO Amendment and the President Amendment amended the deferred compensation agreements, dated as of April 15, 2010, by and between American Standard Energy Corp., a Nevada corporation and a wholly owned subsidiary of the Company (the “Subsidiary”), and each of the CEO and the President, respectively, which were subsequently adopted by the Company (collectively, the “Deferred Compensation Agreements”), by eliminating an anti-dilution provision that provided for the adjustment of the number of stock options issued pursuant to the relevant Deferred Compensation Agreement.  Other than this change, no other terms or conditions of the Deferred Compensation Agreements were amended.

In addition to the foregoing, the CEO Amendment, the President Amendment and the CFO Amendment terminated the founders shares vesting agreements, dated as of April 15, 2010, by and between the Subsidiary and each of the CEO, the President and the CFO, respectively.

The foregoing summary of the terms of each of the CEO Amendment, the President Amendment and the CFO Amendment is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Letter Agreement dated December 30, 2011, by and between American Standard Energy Corp. and Scott Feldhacker.*

10.2	Letter Agreement dated December 30, 2011, by and between American Standard Energy Corp. and Richard MacQueen.*

99.1	Letter Agreement dated December 30, 2011, by and between American Standard Energy Corp. and Scott Mahoney.*

* Denotes management compensation plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2012	AMERICAN STANDARD ENERGY CORP.

	By:	/s/ Richard MacQueen
Richard MacQueen
President